UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):
July 19, 2024

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the “SEC”), Independent Bank Group, Inc., a Texas corporation (the “Company”), is furnishing to the SEC a press release that the Company issued on July 24, 2024 (the “Press Release”). The Press Release disclosed certain information regarding the Company’s results of operations for the three and six months ended June 30, 2024, and the Company’s financial condition as of June 30, 2024. A copy of the text of the Press Release is attached hereto as Exhibit 99.1.
Item 8.01.    Other Events.
On July 22, 2024, IBTX entered into that certain Eighth Amendment to Credit Agreement between IBTX and U.S. Bank National Association, as the lender and as administrative agent (the “Eighth Amendment”). The Eighth Amendment, among other things, modifies the Minimum Return on Average Assets financial covenant (as described therein) for the period commencing April 1, 2024 and continuing until March 31, 2025 in order to accommodate a "goodwill impairment" charge recognized by the Company in the quarter ended June 30, 2024.
The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Eighth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
On July 24, 2024, the Company also announced in the Press Release that its Board of Directors declared a quarterly dividend on its common stock in the amount of $0.38 per share. The dividend will be payable on August 19, 2024, to shareholders of record as of the close of business on August 5, 2024.

Item 9.01.      Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 10.1	Eighth Amendment to Credit Agreement between Independent Bank Group, Inc. and US Bank National Association, dated July 22, 2024, including the revised Credit Agreement as Exhibit A thereto.

Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated July 24, 2024, reporting Second Quarter Financial Results and declaring quarterly dividend on its common stock.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated July 24, 2024
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer